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                                 EXHIBIT (11)(b)

                        CONSENT OF KPMG PEAT MARWICK LLP
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                                AUDITORS' CONSENT





The Board of Trustees of

The One Group




We consent to the reference to our firm under the heading "Experts" in the Statement of Additional Information, which is included in the Form N-1A filed by The One Group.




                                                 KPMG Peat Marwick LLP




Columbus, Ohio

August 28, 1997
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